# 1st Source Corporation

# SECOND QUARTER 2017 INVESTOR PRESENTATION

Symbol: SRCE

www.1stsource.com

# DISCLOSURES

**Forward-Looking Statements**

Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise.

**Non-GAAP Financial Measures**

The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures.

# CORPORATE OVERVIEW

## $5.7 billion Community Bank with International Reach headquartered in South Bend, Indiana

**Community Banking:**

- Locations throughout Northern Indiana and Southwestern Michigan
- Personal and business banking, payment services, lending, mortgage, and leasing
- Investment management, wealth advisory and estate planning, and retirement planning services
- Business and consumer insurance sales

**Specialty Finance:**

- National and international footprint
- Construction machinery
- Corporate and personal aircraft
- Auto rental and leasing, shuttle buses, motor coaches, funeral cars, and step vans
- Truck rental and leasing

# MISSION AND VISION

## Mission

To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term.

## Vision

- Offer our clients the highest-quality service
- Support a proud family of colleagues who personify the 1st Source spirit of partnership
- Be the financial institution of choice in each market we serve
- Remain independent and nurture pride of ownership among all 1st Source colleagues
- Achieve long-term, superior financial results


WIN WITH PEOPLE
ACHIEVE DISTINCTIVE CONVENIENCE
CONTINUE LEAN JOURNEY
GROW PRIMARY RELATIONSHIPS
PRODUCE SUPERIOR FINANCIALS
COMMUNITY LEADERSHIP
OUTSTANDING CLIENT SERVICE
SUPERIOR QUALITY
TEAMWORK
INTEGRITY

# MARKET AREA


MICHIGAN
INDIANA
South Bend
Mishawaka
Valparaiso
Fort Wayne
Kalamazoo
St. Joseph
Dowagiac
Niles
Granger
Elkhart
Middlebury
Goshen
LaPorte
Plymouth
Warsaw
Columbia City
Huntington
Bluffton
Lafayette

**Specialty Finance**
Loans: $2.26 billion

**Community Bank**
Loans: $2.27 billion

# **BUSINESS MIX** (LOANS AND LEASES)



Personal Community Banking 29%



Business Community Banking 71%

(Personal and Business Community Banking combined: 50%)



Specialty Finance 50%

# COMMUNITY BANKING

- **79** Banking Centers
- **103** Twenty-four hour ATMs
- **10** 1st Source Insurance offices
- **8** Trust & Wealth Advisory locations with approximately $4.5 billion of assets under management



In person



Online



Over the phone



Mobile

# COMMUNITY BANKING MARKET AREA


Higher Education


Steel Production


Regional Medical Hub


Medical Devices

## 17 – County Market

| | |
|---|---|
| Market Households | 797,863 |
| Client Households | 102,353 |
| Penetration | 12.8% |
| Businesses (approx) | 74,600 |
| Business Clients | 14,963 |
| Penetration | 20.1% |

As of December 31, 2016


Agriculture


Distribution Hub


Recreational Vehicle Manufacturing

# SPECIALTY FINANCE GROUP SERVICES



### Aircraft Division— $788MM

Aircraft division provides financing primarily for new and used general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail.



### Auto and Light Truck Division — $512MM

Auto/light truck division provides financing for automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicle users: shuttle buses, motor coaches, funeral cars and step vans.



### Construction Equipment Division— $539MM

Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.)



### Medium and Heavy Duty Truck Division — $291MM

The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills.

# EXPERIENCED AND PROVEN TEAM

## Executive Team

- 5 executives with an average 35 years each of banking experience and 26 years with 1st Source

## Business Banking Officers

- 35 business banking officers with an average 20 years each of lending experience and with 1st Source from 1 to 34 years

## Specialty Finance Group Officers

- 26 specialty finance officers with an average 28 years each of lending experience and with 1st Source from 1 to 29 years

# PERFORMANCE – CLIENT

- #1 deposit share in our 15 contiguous county market
- #1 SBA Lender in our Indiana footprint
- #2 SBA Lender in State of Indiana



Source Bank

- Best Branch Service in the Midwest – MSR Group, 2015 & 2016
- Indiana SBA Community Lender Award – 2013 - 2016
- Michiana's Best Bank for Business – Northwest Indiana Business Quarterly, 2017
- Michiana's Best Company to Work For – Northwest Indiana Business Quarterly, 2017
- Michiana's Best Bank for Customer Service – Northwest Indiana Business Quarterly, 2017
- One of the Highest Customer Advocacy Scores among banks in Midwest – MSR Group, 2015 & 2016
- 2016 Business of the Year (Revenue More than $5 Million) – Greater Fort Wayne Business Weekly

# FINANCIAL REVIEW

# GROWING LOAN PORTFOLIO

Total Average Loans & Leases ($MM)



Loans & Leases
Yield on Loans & Leases - FTE (%)*
Compound Annual Growth Rate: 6.27%
5500
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
3434
3640
3837
4114
4248
4.69
4.42
4.39
4.28
4.42
2013
2014
2015
2016
2017 YTD

* See "Reconciliation of non-GAAP Financial Measures" in Appendix.

# DIVERSIFIED LOAN PORTFOLIO

Average Loans by Type



Commercial and Agricultural 20%
Commercial Real Estate 17%
Residential Real Estate 12%
Consumer 3%
Medium and Heavy Duty Truck 7%
Auto and Light Truck 10%
Construction Equipment 12%
Aircraft 19%

# STRONG CREDIT QUALITY

% of Net Loans and Leases


Loan & Lease Loss Reserve
Stable Reserves
2.35%
2.31%
2.21%
2.11%
2.10%
2013
2014
2015
2016
2017 YTD


Nonperforming Assets
Low Nonperforming Assets
1.29%
1.13%
0.50%
0.70%
0.66%
2013
2014
2015
2016
2017 YTD


Net Charge-Offs / (Recoveries)
Limited Losses
0.02%
0.06%
(0.02%)
0.13%
0.02%
2013
2014
2015
2016
2017 YTD

1st Source Corporation

# CORE DEPOSIT FRANCHISE



Total Average Deposits ($MM)
Non-core Deposits
Core Deposits
Effective Rate on Deposits (%)
5500
4400
3300
2200
1100
0
1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
0.30%
0.10%
-0.10%
Compound Annual Growth Rate: 4.91%
3701
225
3476
0.45%
3778
270
3508
0.30%
3961
329
3632
0.29%
4303
431
3872
0.35%
4377
385
3992
0.38%
2013
2014
2015
2016
2017 YTD

* Non-core deposits include CDs over $250,000 and brokered CDs.

# ATTRACTIVE CORE DEPOSIT FRANCHISE

Average Deposits By Type



Savings and Interest Bearing Demand 53%
Noninterest Bearing Demand 22%
CD and IRA 25%

# DEPOSIT MARKET SHARE – 15 COUNTY CONTIGUOUS MARKET*

Leading Market Share in Community Banking Markets ($000)



$4,300,000
$3,800,000
$3,300,000
$2,800,000
$2,300,000
$1,800,000
$1,300,000
$800,000
June 10
June 11
June 12
June 13
June 14
June 15
June 16
2016
1st Source 13.37%
Chase 9.44%
Wells Fargo 9.27%
Lake City Bank 8.19%
Horizon Bank 5.09%
Fifth Third 4.77%
Data as of June 2016 – FDIC (via SNL Financial)

*Includes Allen, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan.

# NET INCOME & EARNINGS PER SHARE



($MM)
$70
$60
$50
$40
$30
$20
$10
$0
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
55.0
58.1
57.5
57.8
28.3
32.9
2.03
2.17
2.17
2.22
1.08
1.26
2013
2014
2015
2016
2016 YTD
2017 YTD
Net Income
EPCS (Diluted)

# NET INTEREST MARGIN (FTE)*



($MM)
$220
$176
$132
$88
$44
$0
6.50%
5.20%
3.90%
2.60%
1.30%
0.00%
158.6
162.2
168.2
171.5
84.5
90.5
3.67
3.59
3.60
3.43
3.45
3.55
2013
2014
2015
2016
2016 YTD
2017 YTD
Net Interest Income ($MM)
Net Interest Margin (%)

* See "Reconciliation of non-GAAP Financial Measures" in Appendix.

# DIVERSE SOURCES OF NONINTEREST INCOME

Noninterest Income Composition

YTD = $35.5MM*



Equipment Rental 7%
Mortgage Banking 6%
Trust and Wealth Advisory 30%
Fair Value of Assets Under Management of $4.5B
Insurance Commissions 9%
Service Charges on Deposit Accounts 13%
Debit Card 16%
Other 19%

28% of Total Revenue*

* Note: Equipment rental income is shown net of leased equipment depreciation. See "Reconciliation of non-GAAP Financial Measures" in Appendix .

# OPERATING EXPENSES



($MM)
$160.0
$120.0
$80.0
$40.0
$0.0
100.0%
75.0%
50.0%
25.0%
0.0%
136.3
136.1
140.8
142.0
70.2
70.2
62.4
60.6
60.9
60.2
60.5
56.2
2013
2014
2015
2016
2016 YTD
2017 YTD
Noninterest Expense ($MM)*
Efficiency - Adjusted (%)*

* Note: Noninterest expense is shown net of leased equipment depreciation. See "Reconciliation of non-GAAP Financial Measures" in Appendix.

1st Source Corporation

# STRONG CAPITAL POSITION



Tier 1 Leverage Ratio
12.08%
12.16%
12.21%
12.11%
12.28%
5% Well Capitalized
2013
2014
2015
2016
2017 YTD
Tier 1 Risk Based Ratio
14.54%
14.57%
13.65%
13.80%
13.58%
8% Well Capitalized
2013
2014
2015
2016
2017 YTD
Total Risk Based Capital Ratio
15.86%
15.89%
14.97%
15.12%
14.88%
10% Well Capitalized
2013
2014
2015
2016
2017 YTD
Tangible Common Equity / Tangible Assets*
10.76%
11.15%
10.96%
10.89%
10.98%
2013
2014
2015
2016
2017 YTD

* See "Reconciliation of non-GAAP Financial Measures" in Appendix.

# TANGIBLE BOOK VALUE PER COMMON SHARE*


Consistent Growth
$27.50
$24.00
$20.50
$17.00
$13.50
$10.00
Compound Annual Growth Rate: 7.37%
$14.95
$16.38
$17.67
$18.65
$20.16
$21.49
$22.75
$23.73
2010
2011
2012
2013
2014
2015
2016
2017 YTD

* See "Reconciliation of non-GAAP Financial Measures" in Appendix.

# COMMON DIVIDENDS PER SHARE

29 YEARS OF CONSECUTIVE DIVIDEND GROWTH


$0.900
$0.800
$0.700
$0.600
$0.500
$0.400
$0.300
$0.200
$0.100
$0.000
Compound Annual Growth Rate: 3.95%
0.509
0.527
0.536
0.555
0.582
0.600
0.618
0.645
0.671
0.720
0.560
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017 YTD

# DELIVERING RETURNS TO SHAREHOLDERS


Value of $100 Invested in 1st Source since 1971 Inception
with Dividends Reinvested vs. Total Return of Stock Indices
1st Source (SRCE)
S&P 500
Wilshire 5000
Russell 2000
NASDAQ
$25,000
$20,000
$15,000
$10,000
$5,000
$0
9/30/1971
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
$21,666
$9,641
$6,476
$5,002
$2,822

# DELIVERING RETURNS TO SHAREHOLDERS



December 31, 2007 - July 20, 2017
1st Source Corp (SRCE)
KBW NASDAQ Bank
NASDAQ Bank
S&P 500 Bank
SNL U.S. Bank
KBW NASDAQ Regional Bank
Price Change (%)
250.00
200.00
150.00
100.00
50.00
0.00
(50.00)
(100.00)
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
209.16%
40.50%
38.57%
11.58%
8.32%
7.25%

1st Source Corporation

# PERFORMANCE – FINANCIAL

- #10 of 102 banks between $5 billion and $50 billion in assets – Bank Performance Scorecard by Bank Director Magazine
- Top 15th Percentile of Community Banks – Seifried & Brew
- 5 Star "Superior" Rating – Bauer Financial
- 29 years of consecutive dividend growth


1st Source Bank

# INVESTMENT CONSIDERATIONS

- Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth
- Experienced and proven team with significant investment in bank
- Diversification of product mix and geography with asset generation capability
- Leading market share in community banking markets
- Stable credit quality, strongly reserved
- Strong capital position and 29 consecutive years of dividend growth

# CONTACT INFORMATION

**Christopher J. Murphy III**

Chairman of the Board and CEO

(574) 235-2711

murphy-c@1stsource.com

**Andrea G. Short**

CFO and Treasurer

(574) 235-2348

shorta@1stsource.com

# APPENDIX

# PRESENT INITIATIVES

## Banking Centers

- Rebuilt Calumet North
- Opened in Sarasota, Florida
- Consolidation of banking centers

## Expanding Product Lines

- Solar
- Bus/Motor Coach

## Other

- Implementation of Bankwide Customer Relationship Management System

# Aircraft Portfolio – Industries by NAICS



Construction 11%
Manufacturing 9%
Ag, Forestry, Fishing & Hunting 7%
Wholesale Trade 4%
Other* 6%
Transportation & Warehousing 21%
Finance & Insurance and Real Estate 15%
Services 14%
Retail Trade 13%

*Other includes: Mining & Utilities, Information, & Public Administration

# Ownership Summary

| Shareholder Type | Shares | % of Total |
|---|---|---|
| Institutional | 11,177,161 | 43.1% |
| Insiders | 9,348,796 | 36.0% |
| Retail/Other | 4,238,243 | 16.4% |
| 1st Source ESOP | 1,171,124 | 4.5% |
| **Total Shares Outstanding(1)** | **25,935,324** | **100.0%** |

| Rank | Institution (Top 10 Institutions) | Shares | % of Total |
|---|---|---|---|
| 1 | Dimensional Fund Advisors LP | 2,212,417 | 8.5% |
| 2 | BlackRock Inc. | 1,083,414 | 4.2% |
| 3 | Wellington Management Group LLP | 1,061,773 | 4.1% |
| 4 | Vanguard Group Inc. | 685,557 | 2.6% |
| 5 | Manulife Asset Management (US) LLC | 682,475 | 2.6% |
| 6 | AllianceBernstein LP | 520,533 | 2.0% |
| 7 | State Street Global Advisors, Inc. | 290,859 | 1.1% |
| 8 | FMR LLC | 285,660 | 1.1% |
| 9 | JP Morgan Asset Management | 258,096 | 1.0% |
| 10 | Northern Trust Global Investments | 256,005 | 1.0% |
| | **Top 10 Institutions(2)** | **7,336,789** | **28.2%** |
| | Other | 3,840,372 | 14.9% |
| | **Total Institutional Ownership(2)** | **11,177,161** | **43.1%** |



1st Source ESOP 4.5%
Retail/Other 16.4%
Institutional 43.1%
Insiders 36.0%

(1) As of June 30, 2017
(2) As of March 31, 2017 or most recently reported data
Source: SNL Financial and Company filings

# Reconciliation of Non-GAAP Financial Measures

**Calculation of Yield on Loans and Leases**

| *(Dollars in thousands)* | 2013 | 2014 | 2015 | 2016 | 2017 YTD |
|---|---|---|---|---|---|
| (A) Loans and leases interest income (GAAP) | $ 160,837 | $ 160,753 | $ 168,327 | $ 175,532 | $ 92,720 |
| (B) Plus: loans and leases fully tax-equivalent adjustments | 355 | 274 | 284 | 584 | 302 |
| (C) Loans and leases interest income - FTE (A+B) | 161,192 | 161,027 | 168,611 | 176,116 | 93,022 |
| (D) Average loans and leases | $ 3,433,938 | $ 3,639,985 | $ 3,837,149 | $ 4,113,508 | $ 4,248,088 |
| (E) Annualization factor | 1.00 | 1.00 | 1.00 | 1.00 | 2.02 |
| Yield on loans and leases (GAAP) (A*E)/D | 4.68% | 4.42% | 4.39% | 4.27% | 4.40% |
| Yield on loans and leases - FTE (C*E)/D | 4.69% | 4.42% | 4.39% | 4.28% | 4.42% |

**Calculation of Net Interest Margin**

| *(Dollars in thousands)* | 2013 | 2014 | 2015 | 2016 | 2017 YTD |
|---|---|---|---|---|---|
| (A) Interest income (GAAP) | $ 179,585 | $ 178,554 | $ 184,684 | $ 191,760 | $ 101,770 |
| (B) Plus: fully tax-equivalent adjustments | 1,826 | 1,839 | 1,698 | 1,825 | 919 |
| (C) Interest income - FTE (A+B) | 181,411 | 180,393 | 186,382 | 193,585 | 102,689 |
| (D) Interest expense (GAAP) | 22,768 | 18,225 | 18,163 | 22,101 | 12,182 |
| (E) Net interest income (GAAP) (A-D) | 156,817 | 160,329 | 166,521 | 169,659 | 89,588 |
| (F) Net interest income - FTE (C-D) | 158,643 | 162,168 | 168,219 | 171,484 | 90,507 |
| (G) Average earning assets | $ 4,325,907 | $ 4,513,631 | $ 4,668,811 | $ 5,003,922 | $ 5,140,819 |
| (H) Annualization factor | 1.00 | 1.00 | 1.00 | 1.00 | 2.02 |
| Net interest margin (GAAP) (E*H)/G | 3.63% | 3.55% | 3.57% | 3.39% | 3.51% |
| Net interest margin - FTE (F*H)/G | 3.67% | 3.59% | 3.60% | 3.43% | 3.55% |

**Noninterest Income**

| *(Dollars in thousands)* | 2017 YTD |
|---|---|
| (A) Noninterest income (GAAP) | $ 47,443 |
| (B) Less: depreciation - leased equipment | (11,976) |
| Noninterest income - adjusted (A-B) | $ 35,467 |

# Reconciliation of Non-GAAP Financial Measures

**Noninterest Expense**

| *(Dollars in thousands)* | 2013 | 2014 | 2015 | 2016 | 2016 YTD | 2017 YTD |
|---|---|---|---|---|---|---|
| (A) Noninterest expense (GAAP) | $ 149,314 | $ 150,040 | $ 159,114 | $ 163,645 | $ 80,739 | $ 82,224 |
| (B) Less: depreciation - leased equipment | (13,055) | (13,893) | (18,280) | (21,678) | (10,545) | (11,976) |
| Noninterest expense - adjusted (A-B) | $ 136,259 | $ 136,147 | $ 140,834 | $ 141,967 | $ 70,194 | $ 70,248 |

**Calculation of Efficiency Ratio**

| *(Dollars in thousands)* | 2013 | 2014 | 2015 | 2016 | 2016 YTD | 2017 YTD |
|---|---|---|---|---|---|---|
| (A) Net interest income (GAAP) | $ 156,817 | $ 160,329 | $ 166,521 | $ 169,659 | $ 83,582 | $ 89,588 |
| (B) Net interest income - FTE | 158,643 | 162,168 | 168,219 | 171,484 | 84,503 | 90,507 |
| (C) Plus: noninterest income (GAAP) | 77,212 | 77,887 | 83,316 | 88,945 | 43,924 | 47,443 |
| (D) Less: gains/losses on investment securities and partnership investments | (4,571) | (3,151) | (2,130) | (3,873) | (1,853) | (1,791) |
| (E) Less: depreciation - leased equipment | (13,055) | (13,893) | (18,280) | (21,678) | (10,545) | (11,976) |
| (F) Total net revenue (GAAP) (A+C) | 234,029 | 238,216 | 249,837 | 258,604 | 127,506 | 137,031 |
| (G) Total net revenue - adjusted (B+C-D-E) | 218,229 | 223,011 | 231,125 | 234,878 | 116,029 | 124,183 |
| (H) Noninterest expense (GAAP) | 149,314 | 150,040 | 159,114 | 163,645 | 80,739 | 82,224 |
| (E) Less: depreciation - leased equipment | (13,055) | (13,893) | (18,280) | (21,678) | (10,545) | (11,976) |
| (I) Less: contribution expense limited to gains on investment securities in (D) | - | (963) | - | (484) | - | (462) |
| (J) Noninterest expense - adjusted (H-E-I) | $ 136,259 | $ 135,184 | $ 140,834 | $ 141,483 | $ 70,194 | $ 69,786 |
| Efficiency ratio (GAAP-derived) (H/F) | 63.8% | 63.0% | 63.7% | 63.3% | 63.3% | 60.0% |
| Efficiency ratio - adjusted (J/G) | 62.4% | 60.6% | 60.9% | 60.2% | 60.5% | 56.2% |

# Reconciliation of Non-GAAP Financial Measures

**Calculation of Tangible Common Equity-to-Tangible Assets Ratio**

| *(Dollars in thousands)* | 2013 | 2014 | 2015 | 2016 | 2017 YTD |
|---|---|---|---|---|---|
| (A) Total common shareholders' equity (GAAP) | $ 585,378 | $ 614,473 | $ 644,053 | $ 672,650 | $ 699,202 |
| (B) Less: goodwill and intangible assets | (86,343) | (85,371) | (84,676) | (84,102) | (83,848) |
| (C) Total tangible common shareholders' equity (A-B) | 499,035 | 529,102 | 559,377 | 588,548 | 615,354 |
| (D) Total assets (GAAP) | 4,722,826 | 4,829,958 | 5,187,916 | 5,486,268 | 5,687,230 |
| (B) Less: goodwill and intangible assets | (86,343) | (85,371) | (84,676) | (84,102) | (83,848) |
| (E) Total tangible assets (D-B) | $ 4,636,483 | $ 4,744,587 | $ 5,103,240 | $ 5,402,166 | $ 5,603,382 |
| Common equity-to-assets ratio (GAAP-derived) (A/D) | 12.39% | 12.72% | 12.41% | 12.26% | 12.29% |
| Tangible common equity-to-tangible assets ratio (C/E) | 10.76% | 11.15% | 10.96% | 10.89% | 10.98% |

**Calculation of Tangible Book Value per Common Share**

| *(Dollars in thousands, except for per share data)* | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 YTD |
|---|---|---|---|---|---|---|---|---|
| (A) Total common shareholders' equity (GAAP) | $ 486,383 | $ 523,918 | $ 558,655 | $ 585,378 | $ 614,473 | $ 644,053 | $ 672,650 | $ 699,202 |
| (B) Less: goodwill and intangible assets | (88,955) | (87,675) | (87,502) | (86,343) | (85,371) | (84,676) | (84,102) | (83,848) |
| (C) Total tangible common shareholders' equity (A-B) | $ 397,428 | $ 436,243 | $ 471,153 | $ 499,035 | $ 529,102 | $ 559,377 | $ 588,548 | $ 615,354 |
| (D) Actual common shares outstanding | 26,590,091 | 26,635,424 | 26,666,889 | 26,754,761 | 26,248,690 | 26,027,584 | 25,875,765 | 25,935,324 |
| Book value per common share (GAAP-derived) (A/D)*1000 | $ 18.29 | $ 19.67 | $ 20.95 | $ 21.88 | $ 23.41 | $ 24.75 | $ 26.00 | $ 26.96 |
| Tangible common book value per share (C/D)*1000 | $ 14.95 | $ 16.38 | $ 17.67 | $ 18.65 | $ 20.16 | $ 21.49 | $ 22.75 | $ 23.73 |